Supplement to the
The North Carolina Capital Management Trust:
Government Portfolio and Term Portfolio
August 29, 2020
Pros pectus

Proposed Liquidation. The Board of Trustees of The North Carolina Capital Management Trust has unanimously approved a Plan of Liquidation and Dissolution (“the Plan”) for Term Portfolio.

A Special Meeting (the “Meeting”) of the Shareholders of Term Portfolio is expected to be held during the fourth quarter of 2020 and approval of the Plan will be voted on at that time. A proxy statement containing more information with respect to the Liquidation will be provided to shareholders of record of Term Portfolio in advance of the meeting.

If the Plan is approved at the Meeting and certain conditions required by the Plan are satisfied, the Liquidation is expected to take place on or about December 11, 2020. If shareholder approval of the Plan is delayed due to failure to meet a quorum or otherwise, the Liquidation will become effective, if approved, as soon as practicable thereafter.

In connection with seeking shareholder approval of the Plan, effective the close of business on October 30, 2020, new positions in Term Portfolio may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s liquidation.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Liquidation please call toll-free 1-800--222-3232 or locally 1-704-377-3535. The proxy statement will also be available for free on the Securities and Exchange Commission’s web site (www.sec.gov).

NCX-20-03 1.923919.119	October 23, 2020